Long-Term Deposits, Equipment Prepayments, Other and Commitments (Details) $ in Thousands	12 Months Ended
Dec. 31, 2022 USD ($)
Long-Term Deposits, Equipment Prepayments, Other and Commitments (Details) [Line Items]
Deposit	$ 22,376
Construction amount	$ 8,780
Lease agreement, description	the Company recognized an impairment loss of $30,199 on the equipment and construction prepayments.
Commitments, description	the Company renegotiated its 48,000 unit purchase agreements by extinguishing the outstanding commitments of $45,350 without penalty and establishing a $22,376 credit for deposits previously made which will be carried forward until the end of 2023 and applied against future purchase agreements. As of December 31, 2022, the Company no longer had commitments.
BVVE [Member]
Long-Term Deposits, Equipment Prepayments, Other and Commitments (Details) [Line Items]
Deposit	$ 23,450